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                                  EXHIBIT 24
                       Consent of Deloitte & Touche LLP
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                                  EXHIBIT 24



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-36666 and No. 33-31788 of Haverfield Corporation on Form S-8 of our report dated January 28, 1997, incorporated by reference in this Annual Report on Form 10-K of Haverfield Corporation for the year ended December 31, 1996.

/s/ Deloitte & Touche LLP

Cleveland, Ohio
March 26, 1997